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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported)     10-01-01


                              GAMA COMPUTER CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                    1-16187            98-0125787
(State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)             File Number)      Identification No.)
----------------------------       ------------      -------------------


        25422 Trabuco Road, 105-y, Lake Forest, CA          92630
        (Address of principal executive offices)          (Zip Code)
        ----------------------------------------          ----------


       Registrant's telephone number, including area code     714-731-3389

              Suite 215 - 2438 Marine Drive, West Vancouver, BC V7V 1L2 (Former name or former address, if changed since last report)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

     On September 24, 2001, GAMA COMPUTER CORPORATION (the "Company") entered into that certain Agreement and Plan of Merger (the "Agreement") with (a) THE BLUEBOOK INTERNATIONAL, INC., a Nevada corporation ("Bluebook International");
(b) BLUEBOOK ACQUISITIONS CORP., a Nevada corporation, wholly owned by the Company ("Acquisitions"); (c) each of MARK A. JOSIPOVICH, an individual, DANIEL
T. JOSIPOVICH, an individual, DANIEL E. JOSIPOVICH, an individual, DOROTHY E. JOSIPOVICH, an individual (each, a "Bluebook Shareholder"); and (d) ANDREW
HROMYK, an individual. Among other things, the Agreement provided for the Company's purchase from the Bluebook Shareholders of all of the issued and outstanding capital stock of Bluebook International in exchange for the issuance of an aggregate of 10,900,000 shares of the Company's authorized but unissued Common Stock (the "Exchange"). On October 12, 2001, the Company filed with the Securities and Exchange Commission an Information Statement pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, as amended, which among other things described the Exchange and the corresponding change of control (the "Information Statement"). The Information Statement is incorporated by reference in this report.

     Effective October 1, 2001, the Company underwent a change of control in connection with the consummation of the Exchange in which (i) Andrew Hromyk, the Company's only executive officer, resigned his position, and the Board of Directors appointed Mark A. Josipovich to serve as the Company's President, Chief Executive Officer, Chief Financial Officer and Secretary and Daniel T. Josipovich to serve as the Company's Chief Operations Officer; and (ii) the Bluebook Shareholders became the holders of an aggregate of 10,900,000 shares of the Company's Common Stock, or approximately 84.4% of the Company's Common Stock issued and outstanding after the consummation of the Exchange. In addition, effective October 1, 2001, Daniel E. Josipovich and Dorothy E. Josipovich were jointly issued 1,000 shares of Series A Convertible Preferred Stock with voting rights. Upon consummation of the Exchange, Mr. Hromyk resigned as the then-sole member of the Company's Board of Directors, such resignation to be effective ten days following the filing and delivery of the Information Statement, and the following persons were appointed as Replacement Directors, effective ten days following the filing of the Information Statement:

     Mark  A.  Josipovich
     Daniel  T.  Josipovich
     Clinton  Hubbard
     Paul  D.  Sheriff
     David  Campatelli

     Biographical information concerning the new Directors and executive officers is set forth in the Information Statement.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     At consummation of the Exchange on October 1, 2001, the Company acquired all of the 7,083,332 issued and outstanding capital shares of Bluebook International, and issued a total of 10,900,000 shares of Common Stock to the Bluebook Shareholders. Immediately following the Exchange, the Company had a total of 12,911,137 shares of Common Stock issued and outstanding. As a result of the Exchange, Bluebook International became a wholly-owned subsidiary of the Company. The Company believes that the Exchange will qualify as a tax-free reorganization pursuant to Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

     The 10,900,000 shares of Common Stock issued in the Exchange were not registered under the Securities Act of 1933, as amended ("Act"), but were issued in reliance upon the exemption from registration provided by Section 4(2) of the Act, on the basis that the Exchange is a transaction not involving a public offering. All certificates evidencing the shares bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

     Immediately following the Exchange, the Company caused Acquisitions and The Bluebook to be merged pursuant to a Certificate of Merger filed with the California Secretary of State on October 4, 2001 (the "Merger"). Acquisitions survived the Merger, and concurrently Acquisitions changed its name to The Bluebook International, Inc. (the "Surviving Subsidiary"). The Company intends to continue to hold the Surviving Subsidiary as a wholly-owned subsidiary of the Company and intends to cause the Surviving Subsidiary to continue the operations of Bluebook International, as more fully described below.

     Bluebook International was incorporated in the State of Nevada on December 5, 2000. Effective as of September 15, 2001, the Company purchased all of the business assets owned by Daniel E. Josipovich and Dorothy E. Josipovich, husband and wife (the "Sole Proprietorship"), used in the business of creating, developing and distributing products and services related to the Bluebook of Cleaning, Reconstruction and Repair Costs (the "Bluebook"), including the software version known as Bluebook Estimating Systems Technology (as updated, "B.E.S.T."). The Sole Proprietorship operated the business known as The Bluebook (and related trade names) for over 37 years. The Sole Proprietorship was dedicated to developing, distributing and managing the Bluebook, B.E.S.T. and related products (collectively, the "Products"). Daniel T. Josipovich and Mark A. Josipovich were Bluebook International's principal co-founders, officers and directors, and they were intimately involved in the creation, development and distribution of the Products owned by the Sole Proprietorship. The Company, by and through the Surviving Subsidiary, intends to continue selling the Products and significantly expand its business with the introduction of its latest technological advancement, B.E.S.T.Net(TM), a web-based cost estimation and claims management system that will allow anytime, anywhere management of the entire insurance claims process and the construction industry.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

     The audited balance sheet of Bluebook International at December 31, 2000, and related statements of operations, stockholders' equity and cash flows in the period from inception (December 5, 2000) through December 31, 2000, and the unaudited balance sheet of Bluebook International at June 30, 2001 and the related audited and audited statement of operations, stockholders' equity and cash flows for the six months then ended, are included herewith.

                        Good, Swartz, Brown & Berns LLP
                          Certified Public Accountants
                              And Business Advisors



                          INDEPENDENT AUDITORS' REPORT


Board  of  Directors
Bluebook  International,  Inc.
(A  Development  Stage  Company)
Lake  Forest,  California


We have audited the accompanying balance sheet of Bluebook International, Inc. (a development stage company) as of December 31, 2000 and the related statements of income, stockholders' equity and cash flows for the period from inception December 5 to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Bluebook International, Inc. (a development stage company) as of December 31, 2000, and the results of its operations, stockholders' equity and its cash flows for the period from inception December 5 to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

/s/ Good Swartz Brown & Berns LLP

Los  Angeles,  California
September  17,  2001

         11755 Wilshire Boulevard | 17th Floor | Los Angeles | CA 90025
                    | TEL: 310-477-3722 | FAX: 310-312-0838

BLUEBOOK INTERNATIONAL., INC
(A Development Stage Company)
BALANCE SHEETS
JUNE 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000

                                                                            June 30, 2001    December 31, 2000
                                                                         ------------------  -----------------
                                                                            (unaudited)
ASSETS
Current assets
     Cash and cash equivalent                                            $          104,276  $         102,335
                                                                         ------------------  -----------------
          Total current assets                                                      104,276            102,335
                                                                         ------------------  -----------------
                                                                                    104,276            102,335
                                                                         ==================  =================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Due to stockholders                                                 $           20,000  $          20,000
     Income tax payable                                                               1,440              1,150
                                                                         ------------------  -----------------
          Total current liabilities                                                  21,440             21,150

Stockholders' equity
     Preferred stock Series A Convertible, par value $0.01,                               -                  -
          authorized 1,250,000 shares. no shares Issued and outstanding
     Preferred stock. Series B Convertible, par value $0.01,                              -                  -
          authorized 3,750,000 Shares, no shares issued and outstanding
     Common stock. par value $0.01, authorized 45,000,000 shares                          -                  -
          issued and outstanding 7,083,332 shares                                    70,833             70,833
     Additional paid in capital                                                       9,167              9,167
     Retained earnings, accumulated during development stage                          2,836              1,185
                                                                         ------------------  -----------------
                                                                                     82,836             81,185
                                                                         ------------------  -----------------
                                                                         $          104,276  $         102,335
                                                                         ==================  =================

See  accompanying  Notes  to  Financial  Statements

BLUEBOOK INTERNATIONAL., INC
(A Development Stage Company)
STATEMENTS OF INCOME
JUNE 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000


                                                                     Cummulative
                                           For the period from    For the period from
                     For the six months         inception             inception
                           ended              December 5 to         December 5 to
                       June 30, 2001          June 30, 2001       December 31, 2001
                    --------------------  ---------------------  --------------------
                        (unaudited)            (unaudited)

Interest income     $              1,941  $               4,276  $              2,335

Income tax expense                   290                  1,440                 1,150
                    --------------------  ---------------------  --------------------

Net Income          $              1,651  $               2,836  $              1,185
                    ====================  =====================  ====================


See  accompanying  Notes  to  Financial  Statements

BLUEBOOK INTERNATIONAL., INC
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS' EQUITY
JUNE 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000


                                                         Common  stock
                                                       ------------------
                                                        shares                Additional     Retained
                                                        Issued    Amount   paid in capital   earnings    Total
                                                       ---------  -------  ----------------  ---------  -------

Issuance of stock, December 5, 2000                    7,083,332  $70,833  $          9,167  $       -  $80,000

Net income, Inception Decembers to December 31, 2000                                             1,185    1,185
                                                       ---------  -------  ----------------  ---------  -------
Balance, December 31.2000                              7,083,332   70,833             9,167      1,185   81,185

Net income, six months                                                                           1,651    1,651
                                                       ---------  -------  ----------------  ---------  -------
June 30, 2001 (unaudited)                              7,083,332  $70,833  $          9,167  $   2,836  $82,836
                                                       =========  =======  ================  =========  =======

See  accompanying  Notes  to  Financial  Statements

BLUEBOOK INTERNATIONAL., INC
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
JUNE 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000


                                                                                                        Cummulative
                                                                              For the period from   For the period from
                                                        For the six months         inception             inception
                                                              Ended              December 5 to         December 5 to
                                                          June 30, 2001          June 30, 2001       December 31, 2001
                                                       --------------------  ---------------------  --------------------
                                                           (unaudited)            (unaudited)
Cash flows from operating activities
     Net income                                        $              1,651  $               2,836  $              1,185
     Changes in assets and liabilities
       Income taxes payable                                             290                  1,440                 1,150
                                                       --------------------  ---------------------  --------------------
          Net cash used in operating activities                       1,941                  4,276                 2,335

Cash flows from Investing activities                                      -                     -                      -

Cash flows from financing activities
     Loan from stockholders                                               -                 20,000                20,000
     Proceeds from issuance of stocks                                     -                 80,000                80,000
                                                       --------------------  ---------------------  --------------------
          Net cash provided from financing activities                     -                100,000               100,000

Not change in cash and cash equivalent                                1,941                104,276               102,335
Cash and cash equivalent, beginning of year                         102,335                      -                     -
                                                       --------------------  ---------------------  --------------------
Cash and cash equivalent, end of year                               104,276                104,276               102,335
                                                       ====================  =====================  ====================
Supplemental disclosure of cash flow Information
     Income taxes paid                                 $                  -  $                   -  $                  -
                                                       ====================  =====================  ====================

See  accompanying  Notes  to  Financial  Statements

BLUEBOOK INTERNATIONAL, INC.
(A Development Stage Company)

NOTES  TO  FINANCIAL  STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND PERIOD FROM INCEPTION DECEMBER 5 TO
DECEMBER  31,  2000


1.   Summary  of  significant  accounting  policies  and  business  activity

          Basis  of  presentation

               Bluebook International, Inc., (the "Company") was incorporated on December 5, 2000 under the laws of the State of Nevada. On September 15, 2001, the Company purchased 100% of the assets and business of Bluebook, a sole proprietorship, which has been in the business of developing and selling its manuals, The Bluebook of Cleaning, Reconstruction and Repair Cost ("The Bluebook") and Bluebook Estimating Software Technology ("B.E.S.T.") for over 37 years.

               The interim financial statements presented, have been prepared by the Company without audit and, in the opinion of the management, reflect all adjustments of a normal recurring nature necessary for a fair statement of (a) the results of operations for the period from December 5, to June 30, 2001, (b) the financial position at June 30, 2001 and (c) the cash flows for the six months ended June 30, 2001 and for the period from December 5, 2000 to June 30, 2001. Interim results are not necessarily indicative of results for a full year.

          Business  activity

               Until September 15, 2001, the Company was in a development stage. After September 15, 2001, the principal business of the Company is developing and selling its manuals, The Bluebook and B.E.S.T. The Bluebook is a book in the form of both a desk and pocket size book containing the average unit costs attendant to the cleaning, reconstruction and repair industries. B.E.S.T. is a software format of The Bluebook which allows subscribers the option to retrieve The Bluebook data and calculate the cost to dean, reconstruct or repair, and then file claims electronically. Currently the Company is developing B.E.S.T. Net TM, a web-based cost estimation and claims management software.

          Use  of  estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates,

          Cash  equivalents

               The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

BLUEBOOK INTERNATIONAL, INC.
(A Development Stage Company)

NOTES  TO  FINANCIAL  STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND PERIOD FROM INCEPTION DECEMBER 5 TO
DECEMBER  31,  2000


1.   Summary  of  significant  accounting  policies  and  business  activity  -
     Continued

          Fair  value  of  financial  instruments

               The fair value of the Company's financial instruments approximates the carrying value of the instruments.

          Income  tames

               The Company utilizes the asset and liability method for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwands. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

2.   Certain  significant  risks  and  uncertainties

          Dependency  on  key  management

               The future success or failure of the Company is dependent primarily upon the efforts of Daniel T. Josipovich and Mark A. Josipovich, two of the Company's principal founders. The Company does not have insurance covering such officers' partial or total liability. The Company has entered into employment contracts with the key officers of the Company to ensure their employment over five years.

          Concentration  of  credit  risk

               The Company maintains its checking and time deposit accounts with financial institutions with high credit ratings. At times the balance may exceed federally insured limits of $100,000.

3.   Due  to  stockholders

          Due to stockholders represents a $20,000 non-interest bearing loan from the stockholders. This loan is payable on demand.

BLUEBOOK INTERNATIONAL, INC.
(A Development Stage Company)

NOTES  TO  FINANCIAL  STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND PERIOD FROM INCEPTION DECEMBER 5 TO
DECEMBER  31,  2000


4.   Income  taxes

          For the period ended December 31, 2000, the provision for income tax expense consists of the following:

               Current:
                  Federal                                   $   350
                  State                                         800
                                                            -------
                                                            $ 1,150
                                                            =======

5.   Subsequent  event

          On September 15, 2001, the Company acquired 100% of the assets and business of Bluebook, a sole proprietorship, for $1,000,000 and assumption of owner's liability up to $300,000. The majority stockholder of the Company was the owner of the sole proprietorship. Had the acquisition taken place as of June 30, 2001, the consolidated balance sheet would be as follows:

BLUEBOOK INTERNATIONAL, INC.
(A Development Stage Company)

NOTES  TO  FINANCIAL  STATEMENTS
SIX MONTHS ENDED JUNE 30, 2001, (UNAUDITED)
AND PERIOD FROM INCEPTION DECEMBER 5 TO
DECEMBER  31,  2000

                                                                      June 30, 2001 (unaudited)
                                              ---------------------------------------------------------------------
                                              BB International    BB Sole Proprietor    Adjustments   Consolidated
                                              -----------------  --------------------  -------------  -------------
     ASSETS
CURRENT ASSETS
     Cash and cash equivalent                 $         104,276  $            52,172   $          -   $     158,448
     Inventory                                                -               29,325              -          29,345
                                              -----------------  --------------------  -------------  -------------
     TOTAL CURRENT ASSETS                               104,276               81,497              -         185,773
PURCHASED INTANGIBLES                                         -                    -      1,254,790       1,254,790
PROPERTY AND EQUIPMENT, net                                   -               62,644              -          62,644
PROGRAM DEVELOPMENT COSTS, net                                -              169,703              -         169,703
                                              -----------------  --------------------  -------------  -------------
     TOTAL                                    $         104,276  $           313,844   $  1,254,790   $   1,672,910
                                              =================  ====================  =============  =============

     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Due to stockholders                      $          20,000  $                 -      1,000,000   $   1,020,000
     Accounts payable and accrued expenses                                     7,567        245,039         252,606
     Income tax payable                                   1,440                                               1,440
                                              -----------------  --------------------  -------------  -------------
     TOTAL CURRENT LIABILITIES                           21,440                7,567      1,245,039       1,274,046
DEFERRED REVENUE                                              -              316,028              -         316,028


STOCKHOLDERS EQUITY
  Preferred stock, Series A, par value $0.01
    authorized 1,250,000 shares,                              -                                                   -
      issued and outstanding nil.
  Preferred stock, Series B, par value $0.01
    authorized 3,760,000 shares,                              -                                                   -
      issued and outstanding nil.
  Common stock, par value $0.01 authorized
    25,000,000 shares                                         -                                                   -
      issued and outstanding 7,083,332 shares            70,833                                              70,833
Additional paid in capital                                9,167                                               9,167
Owners` equity                                                -             (169,816)       169,816               -
Current year net Income                                   2,836              160,065       (160,065)          2,836
                                              -----------------  --------------------  -------------  -------------
TOTAL STOCKHOLDERS EQUITY                                84,276               (9,751)         9,751          84,276
                                              -----------------  --------------------  -------------  -------------
TOTAL                                         $         104,276  $           313,844   $  1,254,790   $   1,672,910
                                              =================  ====================  =============  =============

          (b)  PRO  FORMA  FINANCIAL  INFORMATION

     The unaudited pro forma financial statements required by this Item will be included in an amendment to this Form 8-K to be filed by the Company within the required 60-day period.

          (c)  EXHIBITS

     The  following  exhibits  are  included  as  part  of  this  report:

          2.1 Agreement and Plan of Merger, dated as of September 24, 2001, by and among the Company, Bluebook International, Bluebook Acquisitions Corp., Bluebook's Shareholders and Andrew Hromyk (1)

          3.1  Certificate  of  Incorporation  of  Bluebook  Acquisitions  Corp.

          3.2  Bylaws  of  Bluebook  Acquisitions  Corp.

          3.3 Certificate of Merger filed with the Nevada Secretary of State on October 4, 2001.

          21.0 List  of  subsidiaries  of  the  Company:

               BLUEBOOK  ACQUISITIONS  CORP.,  a  Nevada  corporation
          __________________
          (1) Incorporated by reference to the Information Statement filed with the Securities and Exchange Commission on October 12, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     GAMA  COMPUTER  CORPORATION




Date:  October 15, 2001      By: /s/ Mark A. Josipovich
                             ---------------------------------------------------
                                 Mark A. Josipovich, Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit  No.     Description

          2.1 Agreement and Plan of Merger, dated as of September 24, 2001, by and among the Company, Bluebook International, Bluebook Acquisitions Corp., Bluebook's Shareholders and Andrew Hromyk (1)

          3.1  Certificate  of  Incorporation  of  Bluebook  Acquisitions  Corp.

          3.2  Bylaws  of  Bluebook  Acquisitions  Corp.

          3.3 Certificate of Merger filed with the Nevada Secretary of State on October 4, 2001.

          21.0 List  of  subsidiaries  of  the  Company:

               BLUEBOOK  ACQUISITIONS  CORP.,  a  Nevada  corporation
          _________________________
          (1) Incorporated by reference to the Information Statement filed with the Securities and Exchange Commission on October 12, 2001.


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